SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ]   Preliminary Proxy Statement
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)

                            Lucent Technologies Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):        N/A
[ ]   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2),
      or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


1) Title of each class of securities to which transaction applies:
                                      N/A
    ----------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:
                                      N/A
   ----------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant
    to Exchange Act Rule 0-11:*                     N/A
                                ------------------------------------------------

4) Proposed maximum aggregate value of transaction:             N/A
                                                    ----------------------------

5) Total fee paid:                             N/A
                   -------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid:                       N/A
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    2) Form, Schedule or Registration Statement No.:            N/A
                                                     ---------------------------

    3) Filing party:                            N/A
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    4) Date filed:                              N/A
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------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

YOUR VOTE IS
IMPORTANT

   To ensure that your shares will be represented at the Annual Meeting, please complete, sign, date and mail your proxy card to the Transfer Agent, Bank of New York, in the enclosed postage-paid envelope or, if you are a shareowner of record you can use the toll-free telephone number on the proxy card to vote your shares. If your shares are held in the name of a broker, bank or other holder of record, you will receive instructions from the holder of record which you must follow in order for your shares to be voted.

ELIMINATE DUPLICATE MAILINGS

   Securities and Exchange Commission ("SEC") rules require the Company to provide an Annual Report to shareowners who receive this proxy statement. If you are a shareowner of record and have more than one account in your name or the same address as other shareowners of record, you may authorize the Company to discontinue mailings of multiple Annual Reports. To do so, mark the appropriate box on each proxy card for which you do not wish to receive an Annual Report.

                            LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
                             600 Mountain Avenue
                        Murray Hill, New Jersey 07974

                   ---------------------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREOWNERS
                   ---------------------------------------

TIME  .................   10:00 a.m., E.S.T., on Wednesday, February 19,
                          1997
PLACE .................   Meadowlands Exposition Center
                          355 Plaza Drive
                          Secaucus, New Jersey 07094
ITEMS OF BUSINESS .....   (1) To elect members of the Board of Directors,
                              whose terms are described herein.
                          (2) To transact such other business as may properly
                              come before the Meeting and any adjournment
                              thereof.
RECORD DATE ...........   Holders of Common Shares of record at the close
                          of business, December 30, 1996, are entitled
                          to vote at the Meeting.
ANNUAL REPORT .........   The Annual Report of the Company for 1996, which
                          is not a part of the proxy soliciting material,
                          is enclosed.
PROXY VOTING  .........   It is important that your Shares be represented
                          and voted at the Meeting. Please use the toll-free telephone number on the enclosed proxy card or MARK, SIGN, DATE AND RETURN PROMPTLY the enclosed proxy card in the postage-paid envelope furnished for that purpose. Any proxy may be revoked in the manner described in the accompanying Proxy
                          Statement at any time prior to its exercise at the Meeting.

                                                             RICHARD J. RAWSON
                                                        Senior Vice President,
                                                           General Counsel and
                                                           Corporate Secretary

December 30, 1996
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                      Page
PROXY STATEMENT ......................................................   1
 Annual Meeting Admission ............................................   2
 Proxies .............................................................   2
 Shareowners Entitled to Vote ........................................   3
 Required Vote .......................................................   4
 Multiple Copies of Annual Report to Shareowners .....................   4
 Cost of Proxy Solicitation ..........................................   5
 Advance Notice of Procedures ........................................   5
 Submission of Shareowner Proposals ..................................   6
 Shareowner Communications ...........................................   6
 Shareowner Account Maintenance ......................................   6
 Share Ownership of Management and Directors .........................   7
 Section 16(a) Beneficial Ownership Reporting Compliance .............   8
 Relationship with Independent Public Accountants ....................   8

GOVERNANCE OF THE COMPANY ............................................   8
 Committees of the Board of Directors ................................   9
 Compensation of Directors ...........................................  10

ELECTION OF DIRECTORS ................................................  12
 Nominees for Terms Expiring in 2000 .................................  13
 Directors Whose Terms Will Expire in 1998 ...........................  14
 Directors Whose Terms Will Expire in 1999 ...........................  15

EXECUTIVE COMPENSATION ...............................................  16
 Board Compensation Committee Report on Executive
   Compensation ......................................................  16
 Summary Compensation Table ..........................................  22
 Performance Graph ...................................................  24
 Aggregated Option/Stock Appreciation Rights .........................  25
 Options Grants in Last Fiscal Year ..................................  25
 Pension Plans .......................................................  26
 Related Transactions ................................................  29

OTHER MATTERS ........................................................  30

Lucent Technologies Inc.                                                 [logo]
Executive Offices
600 Mountain Avenue
Murray Hill, New Jersey 07974


                               PROXY STATEMENT
--------------------------------------------------------------------------------

     These proxy materials are furnished in connection with the solicitation by the Board of Directors of Lucent Technologies Inc. ("Lucent" or the "Company"), a Delaware corporation, of proxies to be used at the 1997 Annual Meeting of Shareowners of the Company (the "Annual Meeting" or "Meeting") and at any meeting following adjournment thereof.

   You are cordially invited to attend Lucent's first Annual Meeting of Shareowners on February 19, 1997, beginning at 10:00 a.m. E.S.T. Shareowners will be admitted beginning at 9:00 a.m. The Meeting will be held in the Meadowlands Exposition Center at 355 Plaza Drive, Secaucus, New Jersey 07094.

   The Exposition Center is accessible to handicapped persons, and we will provide hearing amplification and sign interpretation for hearing impaired Shareowners. Parking is also available at no charge. A map and directions can be found on the admission ticket portion of the proxy card.

   This is the first solicitation by the Company of proxies for its Annual Meeting of Shareowners. Beginning in November 1995, the Company was formed as a wholly-owned subsidiary of AT&T Corp. ("AT&T") as part of AT&T's plan to restructure itself into three companies: a communications services company (AT&T), a systems and technology company (Lucent) and a computer company ("NCR Corporation"). On April 10, 1996, the Company became a publicly-held company with the issuance of 112,037,037 shares of common stock par value $.01 per share (the "Common Shares" or the "Shares") in an initial public offering (the "Initial Public Offering"). After the completion of the Initial Public Offering, AT&T was the majority shareowner, owning approximately 82.4% of the Common Shares. On September 30, 1996, AT&T fully divested its ownership interest in the Company by means of a tax-free distribution to its shareowners of all of its remaining Common Shares (the "Spin-Off").

   In July 1996, the Board of Directors voted to change the Company's fiscal year from a calendar year to a fiscal year ending September 30. As a result, all references in this Proxy Statement to the year 1996 or the fiscal year refer only to the nine month period from January 1, 1996 through September 30, 1996.

   This Proxy Statement and accompanying forms of proxy and voting instructions are first being mailed to holders of Common Shares on the record date, which is December 30, 1996 (the "Record Date").

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

Annual Meeting Admission

   An admission ticket, which will be required for entry into the Annual Meeting, is attached to the proxy card accompanying this Proxy Statement. If you plan to attend the Annual Meeting in person, please retain the admission ticket attached to the proxy card.

   Beneficial owners who plan to attend the meeting in person may obtain admission tickets in advance by sending written requests, along with proof of ownership, such as a bank or brokerage account statement, to the Company's Transfer Agent, The Bank of New York, Church Street Station, P.O. Box 11009, New York, New York 10286. Shareowners who do not have admission tickets will be admitted upon verification of ownership at the door.

Proxies

   Your vote is important. Because many Shareowners cannot personally attend the Meeting, it is necessary that a large number be represented by proxy. Shareowners may vote their proxy using the toll-free number listed on the proxy card or they may sign, date and mail their proxies in the postage-paid envelope provided. Prompt return of your proxy card or telephone vote may save the Company the expense of a second mailing.

   Proxies may be revoked at any time before they are exercised by written notice to the Corporate Secretary, by timely notice of a properly executed later dated proxy or by voting in person at the Meeting.

   Shareowners of record can vote their Shares by calling the toll-free telephone number on the proxy card or by mailing their signed proxy card. The telephone voting procedure is designed to authenticate Shareowners by use of a Personal Identification Number. The procedure allows Shareowners to vote their Shares and to confirm that their instructions have been properly recorded. The Company has been advised by counsel that the procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions to be followed by any owner of record interested in voting by telephone are set forth on the enclosed proxy card.

   Voting your proxy by telephone or by mail will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your Shares are held in the name of a broker, bank or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

   All Shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted at the

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the Shares represented by that proxy will be voted as recommended by the Board of Directors.

   If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Shareowners Entitled to Vote

   Holders of record of the Company's Common Shares at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

   On October 1, 1996, there were 636,724,471 Common Shares outstanding. Each Common Share is entitled to one vote on each matter properly brought before the Meeting. As of October 1, 1996, there were also 250,000,000 shares of authorized preferred stock, none of which have been issued.

   If you are a participant in the BuyDirect(SM) dividend reinvestment and stock purchase plan ("the Plan"), Common Shares held in your Plan account are included on and may be voted through the proxy card accompanying this mailing. The Plan administrator, as the Shareowner of record, may only vote the Plan Shares for which it has received directions to vote from the Plan participants.

   For Lucent Employees: If you are a participant in the Lucent Employee Stock Ownership Plan, Lucent Long Term Savings Plan for Management Employees, Lucent Long Term Savings and Security Plan, Lucent Retirement Savings and Profit Sharing Plan, Lucent Long Term Savings and Security Employee Stock Ownership Trust, or Lucent Employee Stock Purchase Plan, you will receive one proxy card for all Shares you own and that proxy card will also serve as a voting instruction card for the trustees of those plans where all accounts are registered in the same name. If cards representing Shares in the above-named plans are not returned, those Shares will not be voted except for the Lucent Long Term Savings and Security Plan and the Lucent Long Term

(SM)BuyDirect is a service mark of the
    Bank of New York

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

Savings and Security Employee Stock Ownership Trust, where Shares will be voted by the trustees of those plans.

   If you are a participant in any other stock purchase or savings plan through which you received Common Shares in the Spin-Off on September 30, 1996, you will receive voting instructions from that plan's administrator. Please sign and return those instructions promptly to ensure your Shares are represented at the Meeting.

   In accordance with Delaware Law, a list of Shareowners entitled to vote at the Annual Meeting will be available at the Meadowlands Exposition Center on February 19, 1997, and for 10 days prior to the Meeting, between the hours of 9:00 a.m. and 4:00 p.m. at the office of the Transfer Agent, Bank of New York, 925 Paterson Plank Road, Secaucus, New Jersey 07094.

Required Vote

   The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the Shareowners entitled to vote generally at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

   A plurality of the votes duly cast is required for the election of Directors (i.e. the nominees receiving the greatest number of votes will be elected). Abstentions and broker "non-votes" are not counted for purposes of the election of Directors.

   The affirmative vote by the holders of the majority of the Common Shares present in person or represented by proxy and entitled to vote on the matter is required to approve any other matter to be acted upon at the Annual Meeting. An abstention is counted as a vote against and a broker "non-vote" is not counted for purposes of approving other matters to be acted upon at the Annual Meeting.

Multiple Copies of Annual
Report to Shareowners

   The Company's 1996 Annual Report to Shareowners has been mailed to Shareowners. If more than one copy of the Annual Report is sent to your address and you wish to reduce the number of reports you receive and save the Company the cost of producing and mailing these reports, we will discontinue the mailing of reports on the accounts you select if you mark the designated box on the appropriate proxy card(s). Share-

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

owners may call the Lucent Shareowner Services toll-free number, 1-888-LUCENT6, at any time during the year to discontinue receiving multiple copies of Annual Reports. At least one account must continue to receive Annual Reports. Mailing of dividends, dividend reinvestment statements, proxy materials and special notices will not be affected by your election to discontinue duplicate mailings of the Annual Report. To resume the mailing of an Annual Report to an account, please call Lucent Shareowner Services toll-free number, 1-888-LUCENT6.

   If you own Common Shares beneficially and receive more than one Lucent Annual Report, consider giving your permission to your nominee to eliminate duplicate mailings.

Cost of Proxy Solicitation

   The cost of soliciting proxies will be borne by the Company. Proxies may be solicited on behalf of the Company by Directors, officers or employees of the Company in person or by telephone, facsimile transmission, telegram or electronic transmission. The Company has engaged the firm of Morrow & Co. to assist the Company in the distribution and solicitation of proxies. The Company has agreed to pay Morrow & Co. a fee of $15,000 plus expenses for these services.

   In accordance with the regulations of the SEC, the New York Stock Exchange (the "NYSE") and other exchanges, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy material to the beneficial owners of Common Shares.

Advance Notice of Procedures

   Under the Company's By-Laws, nominations for Director may be made only by the Board or a Board committee, or by a Shareowner entitled to vote who has delivered notice to the Company not less than 90 nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. For purposes of the first Annual Meeting, the By-Laws provide that February 19, 1997 is deemed the first anniversary of the previous year's meeting.

   The By-Laws also provide that no business may be brought before an annual meeting except as specified in the notice of the meeting (which includes Shareowner proposals that the Company is required to set forth in its Proxy Statement under SEC Rule 14a-8) or as otherwise brought before the meeting by or at the direction of the Board or by a Shareowner entitled to vote who has delivered notice to the Company (containing certain information specified in the By-Laws) within the time limits

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

described above for delivering notice of a nomination for the election of a Director. These requirements are separate and apart from and in addition to the SEC's requirements that a Shareowner must meet in order to have a Shareowner proposal included in the Company's Proxy Statement under SEC Rule 14a-8.

   A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Corporate Secretary of the Company.

Submission of Shareowner Proposals

   Management received formal proposals during the year from Shareowners, all of which were considered by management and were withdrawn by the proponent after review and discussion.

   It is expected that the 1998 Annual Meeting of the Company will be held in February 1998. Shareowners who intend to present proposals at the 1998 Annual Meeting, and who wish to have such proposals included in the Company's Proxy Statement for the 1998 Annual Meeting, must ensure that such proposals are received by the Corporate Secretary of the Company at 600 Mountain Avenue, Murray Hill, NJ 07974, not later than September 1, 1997. Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the Company's 1998 Proxy Statement.

Shareowner Communications

   Highlights of the Annual Meeting and information on obtaining a full transcript of the Annual Meeting will be included in a quarterly report to Shareowners following the Meeting.

   Shareowners' comments pertaining to any aspect of Company business are welcome. Space is provided for this purpose on the proxy card given to Shareowners of record. Other Shareowners may write to the Company in care of the Corporate Secretary. Although Shareowner comments are not answered on an individual basis, they do assist Company management in understanding the needs of Shareowners.

Shareowner Account Maintenance

   Lucent Technologies has selected the Bank of New York as its Transfer Agent. All communication concerning your Shareowner account, including address changes, name changes, requirements to transfer Common Shares, etc. can be handled by calling the Lucent Shareowner Services toll-free number 1-888-LUCENT6. For timely information, Shareowners can visit Lucent's user-friendly Web Site at http://www.lucent.com.

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

Share Ownership of Management and Directors

   The following table sets forth information concerning the beneficial ownership of the Company's Common Shares as of October 1, 1996, for (a) each incumbent Director and each of the nominees for Director; (b) each of the named officers (the "named officers" as defined in the Compensation Committee Report, herein) not listed as a Director; and (c) Directors and executive officers as a group. Except as otherwise noted, the named individual or family members had sole voting and investment power with respect to such securities.

                                               NUMBER OF COMMON SHARES
                                    -----------------------------------------
                                   BENEFICIALLY        DEFERRAL
              NAME                   OWNED (1)         PLANS (2)        TOTAL
--------------------------------   ------------      --------------   ----------
               (a)
Henry B. Schacht                        25,375            3,135           28,510
Richard A. McGinn(3)                    97,193                0           97,193
Paul A. Allaire(4)                           0                0                0
Carla A. Hills                           2,629            8,017           10,646
Drew Lewis(5)                            9,499              533           10,032
Paul H. O'Neill(6)                           0                0                0
Donald S. Perkins(7)                   600,231            1,943          602,174
Franklin A. Thomas                         365            6,415            6,780
John A. Young                                0                0                0
               (b)
William B. Marx(8)                     183,535                0          183,535
Daniel C. Stanzione(9)                  81,660                0           81,660
Patricia F. Russo(10)                   54,653                0           54,653
               (c)
Directors and Executive
  Officers as a Group (21
  persons)(11)                       1,342,932           20,043        1,362,975

Footnotes

 1. No individual Director or nominee for Director or named officer beneficially owns 1% or more of the Company's outstanding Common Shares, nor do the Directors and executive officers as a group. The Company does not know of any person who beneficially owns more than 5% percent of the outstanding Common Shares.

 2. Units denominated as Common Share equivalents held in deferred compensation accounts.

 3. Includes beneficial ownership of 94,085 Shares which may be acquired within 60 days pursuant to stock options awarded under employee incentive compensation plans.

 4. Mr. Allaire purchased 5,000 Common Shares on November 21, 1996.

 5. Mr. Lewis purchased an additional 501 Common Shares, for a total of 10,000 Common Shares, as of October 4, 1996.

 6. Mr. O'Neill purchased 1,000 Common Shares on October 29, 1996.

 7. Mr. Perkins, as an investment company trustee, has shared voting and investment power over 594,500 Common Shares as included above.

 8. Includes beneficial ownership of 182,513 Shares which may be acquired within 60 days pursuant to stock options awarded under employee incentive compensation plans.

 9. Includes beneficial ownership of 80,184 Shares which may be acquired within 60 days pursuant to stock options awarded under employee incentive compensation plans.

10. Includes beneficial ownership of 54,629 Shares which may be acquired within 60 days pursuant to stock options awarded under employee incentive compensation plans.

11. Includes beneficial ownership of 685,351 Shares which may be acquired within 60 days pursuant to stock options awarded under employee incentive compensation plans as well as 594,500 Shares over which they have sole or shared voting and investment power as trustee.

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and officers to file reports of holdings and transactions in the Company's Common Shares with the SEC and the NYSE. Based on Company records and other information, the Company believes that all SEC filing requirements applicable to its Directors and officers with respect to the Company's fiscal year ending September 30, 1996 were complied with except one filing by Curtland
E. Fields, a former Director of the Company, who inadvertently filed late because he did not receive timely information about his Section 16 responsibilities when he was named by AT&T to replace another AT&T nominee who resigned from the Company Board.

Relationship with Independent Public Accountants

   Upon recommendation of the Audit and Finance Committee, the Board has reappointed Coopers & Lybrand L.L.P. ("Coopers & Lybrand") as the independent public accounting firm to audit the financial statements of Lucent and its consolidated subsidiaries for the fiscal year beginning October 1, 1996 and ending September 30, 1997.

   Representatives of Coopers & Lybrand will be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.

                          GOVERNANCE OF THE COMPANY
--------------------------------------------------------------------------------
   Pursuant to the Delaware General Corporation Law, as implemented by the Company's Certificate of Incorporation and By-Laws, the Company's business, property and affairs are managed under the direction of the Board of Directors. Members of the Board are kept informed of the Company's business through discussions with the Chairman and other officers, by reviewing materials provided to them and by participating in Board and committee meetings.

   Beginning with its election on April 3, 1996, the Board held seven meetings in the fiscal year ending September 30, 1996; the committees held eight meetings in the aggregate. The average attendance in the aggregate of the total number of Board meetings and total number of committee meetings was 97%.

   Beginning immediately prior to the Initial Public Offering and continuing until the Spin-Off, the Board consisted of thirteen Directors, of which seven were employees and/or officers of AT&T (the "AT&T Representatives") and the remaining six Directors were Henry

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

B. Schacht, the Company's Chairman and Chief Executive Officer, Richard A. McGinn, the Company's President and Chief Operating Officer, and four former outside Directors from the AT&T Board (Carla A. Hills, Drew Lewis, Donald S. Perkins and Franklin A. Thomas) who resigned from the AT&T Board immediately prior to the Initial Public Offering. Following the resignation of the AT&T Representatives at the Spin-Off, the Board reduced the number of its members to nine Directors. As described in the By-Laws of the Company, the Board has authority to fix the number of Directors by a resolution adopted by a majority of the whole Board. Pursuant to its authority under the By-Laws of the Company to elect Directors resulting from any increase in the number of Directors or to fill vacancies which may arise from any resignation, retirement or other cause, the Board, on October 13, 1996, elected Paul A. Allaire, Paul H. O'Neill and John A. Young to fill the three vacancies on the Board.

Committees of the Board of Directors

   The Board of Directors has established four committees: An Audit and Finance Committee, a Corporate Governance and Compensation Committee, a Corporate Public Policy Committee and a Development Committee. Beginning with the Initial Public Offering and continuing through the Spin-Off, each of the four non-employee Directors who were not AT&T Representatives served on each of the four committees.

   The Audit and Finance Committee meets with management to consider the adequacy of the internal controls and the objectivity of financial reporting. The Audit and Finance Committee also meets with the independent auditors and with appropriate financial personnel and internal auditors of the Company regarding these matters. The Audit and Finance Committee recommends to the Board the appointment of the independent auditors. Both the internal auditors and the independent auditors periodically meet alone with the Audit and Finance Committee and have unrestricted access to the Audit and Finance Committee. The Audit and Finance Committee reviews the Company's financing plans and reports recommendations to the full Board for approval and to authorize action. During fiscal 1996 the Chief Executive Officer and the Chief Operating Officer periodically sat as ex officio members of this committee but did not participate in discussions on audit matters or in private sessions with internal or external audit personnel. The Audit and Finance Committee met four times in 1996.

   During fiscal 1996, the Corporate Governance and Compensation Committee's functions included recommending to the full Board nominees for election as Directors of the Company, making

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

recommendations from time to time to the Board as to matters of corporate governance, administering management incentive compensation plans, and making recommendations to the Board with respect to the compensation of Directors and officers of the Company. The committee will consider qualified candidates for Director suggested by Shareowners submitted in writing to the Corporate Secretary of the Company. During fiscal 1996, the Chief Executive Officer and the Chief Operating Officer periodically sat as ex officio members of this committee but did not participate in deliberations or decisions on matters of executive compensation, which were reserved to the four non-employee Directors who were not AT&T Representatives. The Corporate Governance and Compensation Committee met four times in 1996.

   The Corporate Public Policy Committee reviews matters concerning the policies, practices and procedures of the Company that relate to public policy issues facing the Company and its industry in general. The Corporate Public Policy Committee held no meetings in 1996.

   The Development Committee is responsible for evaluating plans to develop the overall strategic direction of the Company and for assessing the merits of potential business venture plans and opportunities in order to make recommendations to the Board. The Development Committee held no meetings in 1996.

Compensation of Directors

   With respect to fiscal 1996, all non-employee Directors (other than the AT&T Representatives, who received no compensation from the Company) received an annual Board retainer of $55,000.00. The Chair of each committee described in the previous section received an additional annual retainer of $10,000. The annual Board retainer and the additional annual retainer for committee chairs are paid fifty percent (50%) in cash, and fifty percent (50%) in Common Shares in accordance with the Company's Stock Retainer Plan for Non-Employee Directors.

   As required by the Employee Benefits Agreement between AT&T and the Company dated as of February 1, 1996 and amended effective March 29, 1996 ("Employee Benefits Agreement") the Company substantially replicated the AT&T Deferred Compensation Plan for Non-Employee Directors in the form of the Company's Deferred Compensation Plan for Non-Employee Directors, under which plan non-employee Directors may defer all or a portion of their compensation to a Deferred Compensation Account (the "Account"). Directors may elect to defer all or part of the receipt of the 50% of such compensation payable in cash into a portion of the

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

Account, the value of which is measured from time to time by the value of the Common Shares (the "Company Shares Portion") or into a cash portion of the Account (the "Cash Portion") and to defer all or part of the receipt of the 50% of such compensation payable in Common Shares into the Company Shares Portion of the Account. The Company Shares Portion is credited on each dividend payment date for Common Shares with a number of units representing Common Shares equivalent in market value to the amount of the quarterly dividend on the Common Shares then credited in the Account. The Cash Portion of the Account earns interest, compounded quarterly at an annual rate equal to the average interest rate for 10-year United States Treasury notes for the previous quarter, plus 5%. All distributions in respect of the Company Shares portion are payable solely in cash. For this purpose, the value of the units representing Common Shares will be equal to the average of the closing prices of the Common Shares on the five consecutive trading days immediately prior to the payment date. Pursuant to the Employee Benefits Agreement, the Company assumed liability for all of the balances under the AT&T Deferred Compensation Plan for Non-Employee Directors as of immediately prior to the Initial Public Offering of each Director who formerly was an outside director of AT&T, including Henry B. Schacht. All balances denominated as units of AT&T common shares were converted to units of Lucent Common Shares based on the relative market values of AT&T common shares and Lucent Common Shares during the five trading days immediately following the Initial Public Offering. The Company continues to accrue interest and dividend equivalents on the Cash Portion and Company Shares Portion of these balances, as applicable. The portion of the interest accrued on Mr. Schacht's balance in the Cash Portion which constitutes above-market interest for fiscal 1996 was $18,303. In the event of a Potential Change in Control as defined in the plan, the Company's Deferred Compensation Plan for Non-Employee Directors will be supported by a benefits protection grantor trust, the assets of which will be subject to the claims of the Company's creditors.

   The Company also provides non-employee Directors with travel accident insurance when on Company business. A non-employee Director may purchase life insurance sponsored by the Company. The Company will share the premium expense with the non-employee Director; however, all the Company contributions will be returned to the Company at the earlier of (a) the non-employee Director's death or (b) the later of age 70 or 10 years from the policy's inception. This

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

benefit will continue after the non-employee Director's retirement from the Company Board. The current non-employee Directors of the Company who were formerly directors of AT&T were entitled to an annual retirement benefit under the AT&T Pension Plan for Directors, equal to their annual retainer at retirement from the AT&T Board, provided they attained five years service. As provided in the Employee Benefits Agreement, the Company assumed AT&T's liabilities under such plan and agreed to credit the Directors' years of service as Directors of both AT&T and the Company in the determination of years of service. The benefit begins at the later of age 70 or retirement and is payable for life. Except as set forth herein, the Company does not have a retirement plan for non-employee Directors.

                            ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

   The Board of Directors is divided into three classes, currently consisting of three Directors each, whose terms expire at successive annual meetings. Three Directors will be elected at the Annual Meeting to serve for a term expiring at the Company's Annual Meeting in the year 2000.

   The persons named in the enclosed proxy intend to vote such proxy for the election of each of the three nominees named below, unless the Shareowner indicates on the proxy card that the vote should be withheld from any or all of such nominees. If you are voting by telephone, you will be instructed how to withhold your vote from all of such nominees. Each nominee elected as a Director will continue in office until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or retirement.

   The Board of Directors has proposed the following nominees for election as Directors at the Annual Meeting.

Nominees for Terms Expiring at the Annual Meeting to be held in the year 2000

                     Carla A. Hills
                     Drew Lewis
                     Donald S. Perkins

   The Board of Directors recommends a vote FOR the election of the above named nominees for election as Directors.

   The Company expects each nominee for election as a Director at the Annual Meeting to be able to accept such nomination. If any nominee is unable to accept such nomination, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees. All of such nominees are currently Directors and were appointed as such by AT&T as the sole shareowner of the Company immediately prior to the Initial Public Offering and have served continuously as a Director since such appointment.

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

Set forth below is the principal occupation of, and certain other information regarding, such nominees and other Directors whose terms of office will continue after the Annual Meeting.

--------------------------------------------------------------------------------
                     NOMINEES FOR TERMS EXPIRING IN 2000
--------------------------------------------------------------------------------
[Photo: Carla A. Hills]

Carla A. Hills, Director of Lucent effective April 3, 1996. Chairman and Chief Executive Officer of Hills & Company (international consultants) since 1993, United States Trade Representative (1989-1993). Director of American International Group, Inc., Chevron Corp. and Time Warner Inc. Committees:
Chairman of the Development Committee, member of the Audit and Finance, Corporate Governance and Compensation and Corporate Public Policy Committees.
Age: 62.

--------------------------------------------------------------------------------
[Photo: Drew Lewis]

Drew Lewis, Director of Lucent effective April 3, 1996. Chairman and Chief Executive Officer of Union Pacific Corporation (rail transportation, natural resources and trucking) since 1987. Director of American Express Company, FPL Group, Inc., Ford Motor Company, Gannett Co., Inc., Union Pacific Resources Group Inc., and Gulfstream Aerospace Corporation. Committees: Chairman of the Corporate Public Policy Committee, member of the Audit and Finance, Corporate Governance and Compensation and Development Committees. Age: 65.

--------------------------------------------------------------------------------
[Photo: Donald S. Perkins]

Donald S. Perkins, Director of Lucent effective April 3, 1996. Retired
Chairman and Chief Executive Officer of Jewel Companies, Inc. (diversified retailer) (1970-1980). From January through June 1995, Mr. Perkins served as Non-Executive Chairman of Kmart Corp., Director of Aon Corp., Cummins Engine Company, Inc., Current Assets, Illinova and its subsidiary, Illinois Power Company, Inland Steel Industries Inc., The Putnam Funds, Ryerson Tull Inc., Springs Industries, Inc. and Time Warner Inc. Committees: Chairman of the
Audit and Finance Committee, member of the Corporate Governance and Compensation, Corporate Public Policy and Development Committees. Age: 69.
--------------------------------------------------------------------------------

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

--------------------------------------------------------------------------------
                  DIRECTORS WHOSE TERMS WILL EXPIRE IN 1998
--------------------------------------------------------------------------------

[Photo: Richard A. McGinn]

Richard A. McGinn, President and Chief Operating Officer of Lucent effective February 1, 1996 and Director effective April 3, 1996. Executive Vice President of AT&T and Chief Executive Officer of the AT&T Network Systems Group (1994-1996), President and Chief Operating Officer of the AT&T Network Systems Group (1993-1994), Senior Vice President of AT&T Network Systems (1991-1993). Age: 50.

--------------------------------------------------------------------------------
[Photo: Paul H. O'Neill]

Paul H. O'Neill, Director of Lucent effective October 13, 1996. Chairman of the Board and Chief Executive Officer of Aluminum Company of America (ALCOA) (production of aluminum) since 1987. Director of the Gerald R. Ford Foundation, Manpower Demonstration Research Corporation and the RAND Corporation. Committees: member of Audit and Finance, Corporate Governance and Compensation, Corporate Public Policy and Development Committees. Age:
61.

--------------------------------------------------------------------------------
[Photo: Franklin A. Thomas]

Franklin A. Thomas, Director of Lucent effective April 3, 1996. Consultant to the TFF Study Group since April 1996 (a non-profit initiative assisting development in southern Africa). Retired President of The Ford Foundation (1979-1996). Director of the Aluminum Company of America (ALCOA), Citicorp
and its subsidiary, Citibank, N.A., Cummins Engine Company, Inc. and PepsiCo, Inc. Committees: Chairman of the Corporate Governance and Compensation Committee, member of the Audit and Finance, Corporate Public Policy and Development Committees. Age: 62.
--------------------------------------------------------------------------------

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

--------------------------------------------------------------------------------
                   DIRECTORS WHOSE TERMS WILL EXPIRE IN 1999
--------------------------------------------------------------------------------

[Photo: Paul A. Allaire]

Paul A. Allaire, Director of Lucent effective October 13, 1996. Chairman and Chief Executive Officer of Xerox Corporation (document processing services and products) since 1991. Director of Rank Xerox Ltd., Fuji Xerox Co. Ltd.,
Sara Lee Corp., New York Stock Exchange, SmithKline Beecham p.l.c. and Consultant to Lucent Board of Directors (1996). Committees: member of the
Audit and Finance, Corporate Governance and Compensation, Corporate Public Policy and Development Committees. Age: 58.
--------------------------------------------------------------------------------
[Photo: Henry B. Schacht]

Henry B. Schacht, Chief Executive Officer of Lucent effective February 1, 1996 and Chairman of the Board of Lucent effective April 3, 1996. Chairman (1977-1995) and Chief Executive Officer (1973-1994) of Cummins Engine Company, Inc. Director of The Chase Manhattan Corporation and the Chase Manhattan Bank, N.A., the Aluminum Company of America (ALCOA) and Cummins Engine Company, Inc. Age: 62.

--------------------------------------------------------------------------------
[Photo: John A. Young]
John A. Young, Director of Lucent effective October 13, 1996. Named Chairman of Novell, Inc. (network software provider) in August 1996. Retired President and Chief Executive Officer of Hewlett-Packard Company (manufacturer of measurement and computation products) (1978-1992). Director of Wells Fargo
Bank, Wells Fargo & Co., Chevron Corp., Shaman Pharmaceuticals, Inc.,
SmithKline Beecham p.l.c., Affymetrix Inc., Novell, Inc. and Consultant to Lucent Board of Directors (1996). Committees: member of the Audit and
Finance, Corporate Governance and Compensation, Corporate Public Policy and Development Committees. Age: 64.
--------------------------------------------------------------------------------

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

   The following Report of the Compensation Committee on Executive Compensation and related disclosure, including the Performance Graph, shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                         Board Compensation Committee
                       Report on Executive Compensation

Compensation Philosophy

   The 1996 compensation programs described in this Proxy Statement were established by the Compensation Committee of the AT&T Board of Directors ("AT&T Committee") while the Company was a controlled subsidiary of AT&T. The AT&T Committee typically meets 3 times each year and is comprised entirely of non-employee Directors who are not eligible to participate in any of the executive compensation programs of AT&T or the Company. The AT&T Committee has from time to time had access to independent consultants. Pursuant to the terms of the Employee Benefits Agreement, the Company was required to replicate, effective immediately after the Spin-Off, AT&T's benefit plans and programs, including executive compensation programs, and to refrain, in general, from implementing its own plans and programs prior to the Spin-Off. Under the Employee Benefits Agreement, awards denominated in units or shares of AT&T common shares were replaced with awards denominated in units or shares of Lucent Common Shares under the Lucent 1996 Long Term Incentive Program based on the relative market values of Common Shares and AT&T common shares on the New York Stock Exchange over the five trading days ending on September 30, 1996 in order to preserve the economic value of such awards at the time of the Spin-Off.

   The Company's compensation program was designed to create and sustain high performance, to attract and retain the people necessary to grow the business, and to incent employees to act as Shareowners of the business and to become personally accountable for their own individual actions and the overall business success. The program was designed to be highly sensitive to performance and reflect both short and long term per-

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

formance. For example, the Chairman's annual bonus and long term incentive awards at target levels comprise approximately 80% of his total compensation package. Other named officers have approximately 72% of their total compensation at risk at target levels in performance-driven plans.

   Compensation levels for 1996 were set using two surveys conducted by two independent outside consultants. Twenty companies were selected that represented a general industry sample of large, progressive companies with whom the Company competes for executive talent. The AT&T Committee targeted compensation levels at the mean of the selected surveys. The Company's competitors for executive talent are not necessarily the same companies that would be included in an industry index established to compare shareowner returns because the Company requires skills and perspectives from a broader range of backgrounds. Thus, the comparable companies for purposes of executive compensation are not the same as the industry group index used in the performance comparison graph included in this Proxy Statement.

   The target executive compensation levels described above for each of the Company's five most highly compensated officers named in the Summary Compensation Table in this Proxy Statement ("named officers") exceed the annual limit for deductibility under Section 162(m) of the Internal Revenue Code ("Section 162(m)"). The Company, however has taken steps to mitigate the negative impact of this tax provision on the Shareowners. For example, elements of compensation under the annual bonus plan qualify for exemption from the limit on tax deductibility as shareowner-approved performance-driven plans. Some elements of compensation under the long term incentive program were developed by AT&T to facilitate the AT&T restructuring and therefore could not be brought into compliance with Section 162(m). In addition, the Company offers a salary and incentive deferral plan which permits compensation deferred under the plan to be exempt from the limit on tax deductibility.

   The AT&T Committee developed governing principles which were the basis for the 1996 program. These include:

[bullet] target levels at the mean of the select sample of companies

[bullet] pay compensation based on results compared to stretch targets

[bullet] reflect a bias towards variable pay

[bullet] support value creation for our stakeholders

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

   The 1996 compensation program consists of three components: (1) base salary,
(2) annual bonus and (3) long term incentives, e.g., share units, stock options and restricted stock. The policies described below are those applied to determine the 1996 components as follows:

1. Base Salary: Base salaries for executive officers are determined with reference to a position rate for each officer. These position rates are determined annually by comparing responsibilities of the position with those of other executive officer positions in the marketplace. Annual salary adjustments are determined by the Company's performance and the individual's contribution to that performance. For those executive officers responsible for particular business units, the financial and non-financial results (e.g., recognition within respective industries) of their business units are also considered.

   While there are no individual performance matrices or pre-established weightings given to each factor, these salary recommendations are based on performance criteria such as:

[bullet] financial performance with a balance between long and short term earnings and revenue growth;


[bullet] long term strategic decisions;

[bullet] global expansion; and

[bullet] responsiveness to a rapidly changing marketplace.

2. Annual Bonus: The annual bonus paid in 1996 for named officers other than the Chairman and Chief Executive Officer relates to 1995 performance and is based on factors including the Company's performance related to preset financial, employee, customer and individual performance targets. There was a maximum for the five most-highly compensated AT&T officers of .4% of AT&T "Net Cash provided by Operations" for 1995, but this maximum did not affect the annual bonus of any named officer of the Company.

   The preset financial target is based on Economic Value Added ("EVA"), which measures the return on investment that enhances shareowner value. Employee attitude measures are determined by an index called People Value Added ("PVA"). There are two components of the measurement: leadership of people and contributions to the diversity of the Company. Components of this measurement are derived from an annual employee survey that measures employee perceptions of executive behavior such as: sharing roles and responsibilities, leadership, empowerment, and respect for

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

   individuals. The customer measure is Customer Value Added ("CVA") and it measures the relative value that customers perceive when our products are compared with those of our competitors.

   For the first three quarters of 1995 the executive officers had approximately 90% of their annual bonus paid in 1996 tied to a level of achievement of annual EVA, CVA, and PVA targets. For the fourth quarter of 1995, the senior executive incentive plan for annual bonuses was adjusted to provide 70% of the incentive based on the EVA level of achievement and 30% based on successful accomplishment of the transition work for the AT&T restructuring which included the Initial Public Offering and Spin-Off of the Company, including the impact on PVA and CVA. The AT&T Committee approved senior executive performance criteria for the restructuring transition work to assure accountability for meeting shareowner, financial, customer, and employee objectives through the transition.

3. Long Term Incentives: performance shares, share units, stock options, restricted stock and restricted stock units.

   To ensure a direct connection between shareowner and executive officer interests the long term component uses share price as a key measure of value delivered to the executive officer. Until September 30, 1996, grants of performance shares, stock options and restricted stock were issued under the AT&T 1987 Long Term Incentive Program.

   Performance shares and stock options have been granted annually based on position rate while restricted stock awards were granted selectively. The sizes of annual performance share and stock option awards were based on annual surveys of comparable award levels in other companies. The target was to deliver approximately half of the long term incentive value identified from these surveys in performance shares and half via stock options.

   Performance Shares: Performance shares, consisting of units equivalent in value to AT&T common shares, were awarded annually based on an executive's position. Payout of 0% to 150% of such performance shares was made in the form of cash and/or AT&T common shares at the end of a three-year performance period based on AT&T's return-to-equity ("RTE") performance compared with a target. The AT&T Committee determined in December 1995 that the then pending AT&T restructuring would render obsolete the performance criteria established for the long term cycles 1994-1996 and 1995-1997. To address this transition period, and the difficulty of setting long term financial targets while the restructuring was in process, the AT&T Committee determined that the criteria for performance periods 1994-1996 and 1995-1997 are deemed to have been met at the target level. The opportunity to earn a payout above 100% was eliminated, and all other terms and conditions of the award continued to apply except that such awards were converted to Lucent awards as described above. Due to the AT&T restructuring, these awards could not be brought into compliance with Section 162(m). In addition, grants made for the three year cycle 1996-1998 have no performance target but the Company has taken steps to provide for deduction of these awards under Section 162(m).

   Stock Options and Restricted Stock: Stock options were granted annually to executive officers also in numbers based on their position as determined by the AT&T Committee with an exercise price at or above the fair market value of AT&T common shares on the day of grant. Such stock options are exercisable between one and ten years from the date granted. Such stock options were intended to provide incentives for the creation of shareowner value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in the share price occurs over a specified number of years.

   Restricted stock awards were granted occasionally to executive officers under the AT&T 1987 Long Term Incentive Program. Restricted stock is subject to forfeiture and may not be disposed of by the recipient until certain restrictions established by the AT&T Committee lapse. Recipients of restricted stock are not required to provide consideration other than the rendering of services or the payment of any minimum amount required by law.

   All AT&T stock options, performance shares, share units and restricted stock awards of Lucent executive officers which were outstanding on September 30, 1996, were replaced, effective October 1, 1996, with Lucent stock options, restricted stock awards, performance shares and share units under the Lucent 1996 Long Term Incentive Program as described above.

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

CEO Compensation

   The Company's most highly compensated officer was Henry B. Schacht, Chairman of the Board and Chief Executive Officer. Mr. Schacht's salary of $900,000 was set by the AT&T Committee beginning February 1, 1996. The amount was determined based on a comparison with other firms with whom Lucent will compete for top executive talent.


   He will also be eligible for an incentive bonus award, which, assuming achievement of target levels, would result in a payment of an additional $1,118,000 during the first quarter of 1997 based on 1996 performance. Performance will be based on the following:

-  37.5% Lucent Operating Income

-  12.5% Lucent Return on Assets

-  50.0% Transition Measures of Success


   Mr. Schacht was not eligible for a bonus to be paid in 1996 because the bonuses paid in 1996 were based on 1995 performance and Mr. Schacht was not employed by Lucent during 1995.


   In addition, effective on January 1, 1996, the AT&T Committee awarded Mr. Schacht stock units representing 20,090 AT&T common shares which were converted into units representing 24,903 Lucent Common Shares on October 1, 1996 as described above. The stock units vest in one installment at the end of three years. Mr. Schacht also received an option, dated January 2, 1996, to acquire 72,672 AT&T common shares which was also converted into an option to acquire 90,083 Lucent Common Shares. The option has a Lucent exercise price of $53.8989, vests in equal installments over three years and has a term of ten years from the date of grant.


   During fiscal 1996, the undersigned non-employee Directors served as members of the Company's Corporate Governance and Compensation Committee of the Board of Directors.


   The compensation philosophy expressed above, which supports the information reported in this Proxy Statement, was developed by the AT&T Committee prior to the Spin-Off of Lucent Technologies. The Lucent Corporate Governance and Compensation Committee is in the process of developing principles and formulating a new compensation program that supports Lucent's business and strategies.

Franklin A. Thomas (Chairman)
Carla A. Hills
Drew Lewis
Donald S. Perkins

Summary Compensation Table

                                   Annual Compensation (2)                 Long Term Compensation (2)
                              --------------------------------      -------------------------------------
                                                                         Awards (5)              Payouts
                                                                    -------------------------    --------
                                                       Other
                                                       Annual       Restricted                              All other
Name and                                               Compen-         Stock         Options/     LTIP       Compen-
Principal                      Salary      Bonus       sation        Award(s)          SARs      Payouts     sation
Position(1)           Year     (3)($)      (3)($)      (4)($)        (6)(c)($)          (#)      (7)($)      (8)($)
-------------------   ----    --------    -------    ----------    ------------       ------    --------   ---------
Henry B. Schacht (9)  1996     600,000          0       19,904       1,300,828(6)(a)   90,083          0      2,410
 Chairman of the      1995           0          0            0               0              0          0          0
 Board and Chief      1994           0          0            0               0              0          0          0
 Executive Officer

Richard A. McGinn     1996     480,733    517,200       67,277         782,439(6)(a)        0    309,803     23,533
 President and        1995     469,400    517,200       70,637         501,897(6)(a)   45,249    158,712     31,991
 Chief Operating      1994     373,525    562,300       49,450               0         35,519    152,302     23,659
 Officer

William B. Marx, Jr.  1996     418,583    440,500      188,776         683,436(6)(a)        0    573,806     39,562
 Senior Executive     1995     659,000    440,500      176,782         530,389(6)(a)  171,663    523,783     62,500
 Vice President                                                        571,500(6)(b)
                      1994     598,000    830,400      134,662               0         37,460    502,640     51,408

Daniel C. Stanzione   1996     379,633    314,000       77,398         563,584(6)(a)        0    173,850     18,482
 President-Bell Labs  1995     336,000    314,000       57,551         280,445(6)(a)  272,328    108,450     28,169
 and Network                                                         1,079,500(6)(b)
 Systems              1994     278,000    283,500       39,410               0         11,360    104,071     22,717

Patricia F. Russo     1996     257,250    339,000       63,934         229,474(6)(a)        0    173,850     17,967
 President, Business  1995     301,000    339,000       44,617         155,222(6)(a)   87,179     92,598     23,985
 Communications                                                        844,800(4)(b)
 Systems              1994     273,000    293,000       28,709               0         11,360     88,856     18,670

Footnotes
(1) Includes Chairman of the Board and Chief Executive Officer and the four other most highly compensated executive officers as measured by salary and bonus.

(2) Compensation deferred at the election of named officers is included in the category (e.g., bonus, LTIP payouts) and year it would have otherwise been reported had it not been deferred.

(3) For 1996, only nine months of salary is shown since Lucent adopted a fiscal accounting year beginning October 1, 1996. The bonus payable in 1996 is shown for both 1996 and 1995. Such bonus is attributable to calendar year 1995. The bonus attributable to 1996 will not be payable until the first calendar quarter of 1997. A full calendar year of compensation is included for each of 1995 and 1994.

(4)  Includes (a) payments of above-market interest on deferred compensation,
     (b) dividend equivalents paid with respect to long term performance shares prior to end of three-year performance period, and other earnings on long term incentive compensation paid during the year and (c) tax payment reimbursements.

(5) All awards were granted with respect to AT&T common shares. The amounts shown represent the dollar value in the case of Restricted Stock Unit Awards of the Awards on the dates originally granted. The amounts shown for stock options represent the number of Common Shares resulting from the replacement on October 1, 1996 of outstanding AT&T awards with Lucent awards, which replacement was intended to preserve the economic value of the options at the time of the Spin-Off. The number of Common Shares covered by replacement options was calculated by multiplying the number of AT&T common shares under the original award by a factor of 1.23959, and the exercise price of the options was decreased by dividing the original exercise price by the same factor.

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

(6) (a) On January 1, 1994 and January 1, 1995, awards classified as Performance Share Awards under the AT&T 1987 Long Term Incentive Program were granted to Messrs. McGinn, Marx and Stanzione and to Ms. Russo. At the time of such grant, the payout of these awards was tied to achieving specific levels of AT&T return-to-equity ("RTE"). The target amount would be earned if 100% of the targeted RTE rate was achieved. At its December 1995 meeting, the Compensation Committee of the AT&T Board of Directors recommended and approved that the performance amounts for the 1994-1996 and 1995-1997 performance cycles be deemed to have been met at the target level. This action was taken in acknowledgment that AT&T's restructuring had rendered the original performance criteria inapplicable and of the difficulty of establishing revised criteria while the restructuring was in progress. In addition, the AT&T Compensation Committee granted awards for the 1996-1998 cycle without performance criteria to Messrs. Schacht, McGinn, Marx and Stanzione and to Ms. Russo. The awards for all three cycles were replaced with Lucent awards at the Spin-Off based on the factor described in footnote 5. The value of such awards as of the original grant dates is reflected in the table. All other terms and conditions of the awards continue to apply. Following the end of each three-year cycle, the Awards will be distributed as Common Shares, or as cash in such an amount equal to the value of Common Shares, or partly in Common Shares and partly in cash, if the holder remains in the employ of the Company for the three full years of each cycle. There are certain exceptions in the case of death, disability or retirement. Dividend equivalents on such awards are paid in cash to holders thereof. The number of Lucent Common Shares represented by awards for the 1994-1996, 1995-1997 and 1996-1998 cycles respectively were: Mr. McGinn 10,309, 12,381, 14,979, Mr. Marx 10,887,
     13,083, 13,083, Mr. Stanzione 3,298, 6,918, 10,789 and Ms. Russo 3,298,
     3,829, 4,393. Mr. Schacht's award for the 1996-1998 cycle was 24,903.

     (b) On September 25, 1995, the AT&T Compensation Committee granted awards of restricted stock units to Messrs. Marx and Stanzione and on October 31, 1995 to Ms. Russo as part of an AT&T special equity incentive/retention program. The value of such awards as of the original grant dates is reflected in the table. These awards were replaced with awards for Lucent restricted stock units at the Spin-Off in the amounts of 11,156 units, 21,073 units, and 16,362 units, respectively, based on the factor described in footnote 5. These grants vest four years after the date of grant of the original AT&T award and carry stringent penalties for competition and other activities adverse to the Company. Dividend equivalents on such units are paid in cash to holders thereof.

     (c) The aggregate value of the Lucent replacement awards computed based on the September 30, 1996 closing price for the 1994-1996, 1995-1997, and 1996-1998 cycles and for outstanding restricted stock unit awards was:
     Mr. Schacht $1,142,425, Mr. McGinn $1,728,065, Mr. Marx $2,211,588,
     Mr. Stanzione $1,930,328 and Ms. Russo $1,279,087.

(7) Includes distribution in 1996 to Messrs. McGinn, Marx and Stanzione, and Ms. Russo of performance shares where three-year performance period ended December 31, 1995.

(8) In 1996, includes (a) Company contributions to savings plans (Mr. McGinn $6,000, Mr. Marx $6,000, Mr. Stanzione $6,000 and Ms. Russo $6,000, (b)
     dollar value of the benefit of premiums paid for split-dollar life insurance policies (unrelated to term life insurance coverage) projected on an actuarial basis (Mr. Schacht $2,410, Mr. McGinn $4,891, Mr. Marx $13,405, Mr. Stanzione $6,162, and Ms. Russo $6,020), and (c) payments equal to lost AT&T savings match caused by IRS limitations (Mr. McGinn $12,642, Mr. Marx $20,157, Mr. Stanzione $6,320, and Ms. Russo $5,947).

(9) Mr. Schacht became Chief Executive Officer of the Company on February 1, 1996. He received $75,000 salary for the month of January 1996 as an employee of AT&T.

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

Performance Graph

   The graph below provides an indicator of cumulative total shareowner returns ("Total Return") for the Company as compared with the S&P 500 Stock Index and the S&P High Technology Composite Index weighted by market value at each measurement point.

   This graph covers the period of time beginning April 4, 1996 when Lucent's Common Shares were first traded on the NYSE through September 30, 1996.

Performance Graph

--------------------------------------------------------------------------------
[LINE CHART]
        ----------------1996 MEASUREMENT PERIOD (1)(2)-------------------
                    April 4,       June 28,        September 30,
                      1996           1996              1996
                   -----------    ------------   -----------------
Lucent              $100.00         $123.93          $150.39
S&P 500             $100.00         $102.81          $105.98
S&P Hi Tech(3)      $100.00         $106.87          $116.46
--------------------------------------------------------------------------------

Footnotes

(1) Assumes $100 invested on April 4, 1996 in Lucent Common Shares, the S&P 500 Index, and S&P High Technology Composite Index.

(2) Total Return assumes reinvestment of dividends.

(3) The companies included in the S&P High Technology Composite Index in addition to the Company were as follows: 3COM Corporation, Advanced Micro Devices, Inc., Alco Standard Corporation, Amdahl Corporation, Andrew Corporation, Apple Computers, Inc., Applied Materials, Inc., Autodesk, Inc., Automatic Data Processing Inc., Bay Networks, Inc., The Boeing Company, Cabletron Systems, Inc., Ceridian Corp., Cisco Systems, Inc., Compaq Computer Corporation, Computer Associates International, Inc., Computer Science Corporation, Data General Corporation, Dell Computer Corporation, Digital Equipment Corporation, DSC Communications Corporation, EG&G, Inc., EMC Corp., First Data Corp., General Dynamics Corporation, General Instrument Corporation, Hewlett-Packard Company, Intel Corporation, Intergraph Corp., International Business Machines Corp., Lockheed Martin Corp., LSI Logic Corp., McDonnell Douglas Corporation, Micron Technology, Inc., Microsoft Corporation, Moore Corporation Ltd., Motorola Inc., National Semiconductor Corporation, Northern Telecom Ltd., Northrop Grumman Corp., Novell, Inc., Oracle Corporation, The Perkin-Elmer Corporation, Pitney Bowes Inc., Raytheon Co., Rockwell International Corporation, Scientific Atlanta, Inc., Shared Medical Systems Corporation, Silicon Graphics, Inc., Sun Microsystems, Inc., Tandem Computers Incorporated, Tektronix, Inc., Tellabs Inc., Texas Instruments Incorporated, Unisys Corporation, United Technologies Corp., Xerox Corporation.

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

                  Aggregated Option/Stock Appreciation Rights
                  ("SAR") Exercises in 1996 and Year-End Values

                                                                    Value of
                                                   Unexercised    In-the-Money
                                                  Options/SARs    Options/SARs
                                                   at Year End    at Year End
                                                       (#)            ($)
                                                   -----------   -------------
                          Shares
                         Acquired       Value     Exercisable/    Exercisable/
                       on Exercise    Realized   Unexercisable   Unexercisable
       Name (1)            (#)           ($)           (3)            (4)
--------------------   -----------    ---------    -----------   -------------
Henry B. Schacht             0            0                0               0
                                                      90,083               0
Richard A. McGinn            0            0           86,338         357,458
                                                      53,407         226,428
William B. Marx              0            0          182,513       1,204,668
                                                     264,226         373,894
Daniel C. Stanzione         (2)          (2)          70,888         747,182
                                                     292,080         181,508
Patricia F. Russo            0            0           54,629         512,183
                                                      82,705          40,517

Footnotes

(1) Includes Chairman of the Board and Chief Executive Officer and the four other most highly compensated executive officers as measured by salary and bonus.

(2) Prior to the Spin-Off, Mr. Stanzione exercised an option for 1350 AT&T common shares for a realized value of $46,322.

(3) All options were granted with respect to AT&T common shares, and the amounts shown represent the number of Lucent Common Shares resulting from the replacement on October 1, 1996 of each AT&T award with a Lucent option which was intended to preserve the economic value of the options at the time of the Spin-Off. The number of Common Shares covered by replacement options was calculated by multiplying the number of AT&T Common Shares under the original options by a factor of 1.23959, and the exercise price of the options was decreased by dividing the original exercise price by the same factor.

(4) The value of in-the-money options assumes the market price of Lucent Common Shares as of September 30, 1996, the last day of the Company's 1996 fiscal year.

                      Option Grants in Last Fiscal Year

                                          Individual Grants
                      ----------------------------------------------------------
                                     % of
                      Number of     Total
                        Shares     Options                              Grant
                     Underlying    Granted                               Date
                       Options        to     Exercise                  Present
                       Granted    Employees    Price    Expiration      Value
Name (1)                # (2)        (3)       ($/Sh)       Date       ($) (4)
-------------------    ---------   --------    -------    ---------   ----------
Henry B. Schacht        90,083       4.3%     53.8989      1/2/06     1,013,338
Richard A. McGinn            0         0            0           0             0
William B. Marx              0         0            0           0             0
Daniel C. Stanzione          0         0            0           0             0
Patricia F. Russo            0         0            0           0             0

Footnotes

(1) Includes Chairman of the Board and Chief Executive Officer and the four other most highly compensated executive officers as measured by salary and bonus.

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

(2) The option was granted with respect to AT&T common shares and the number and exercise price shown represents the replacement on October 1, 1996 of the AT&T option with a Lucent option which was intended to preserve the economic value of the option at the time of the Spin-Off. The number of Common Shares covered by the replacement option was calculated by multiplying the number of AT&T common shares under the original option by a factor of 1.23959, and the exercise price of the option was decreased by dividing the original exercise price by the same factor. The option becomes exercisable to the extent of one-third of the grant on January 2, 1997, January 2, 1998 and January 2, 1999.

(3) Percent of total options granted to Lucent employees.

(4) In accordance with SEC rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the option set forth in this table. The Company's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the original Grant Date Present Value: an option term of 5 years, volatility at .194, dividend yield at 2.4%, interest rate at 5.35%. These assumptions relate to the original grant as an option for AT&T common shares. No Lucent Common Shares were outstanding on January 2, 1996. The real value of the option in this table depends upon the actual performance of the Common Shares during the applicable period.

   On October 1, 1996 the Corporate Governance and Compensation Committee of the Lucent Board of Directors granted the named officers a special incentive/ retention award of stock options and restricted stock units. The options have an exercise price of $44.5625 and vest after six years. However, vesting can be accelerated up to three years if certain stock price performance targets are met. The restricted stock units also vest after six years but vesting can be accelerated up to three years if certain financial performance is achieved. The number of Common Shares subject to options and restricted stock units, respectively, granted are as follows: Mr. Schacht 800,000 Common Shares and no restricted stock units, Mr. McGinn 408,200 Common Shares and 229,100 restricted stock units, Mr. Stanzione 255,100 Common Shares and 114,500 restricted stock units, and Ms. Russo 204,100 Common Shares and 91,600 restricted stock units.

Pension Plans

   All of the plans described below were adopted by the Company effective October 1, 1996 as replications of previously existing AT&T plans as required by the Employee Benefits Agreement.


   The Company maintains the Lucent Management Pension Plan, a non-contributory pension plan which covers all management employees, including Messrs. McGinn, Marx, Stanzione and Ms. Russo. The normal retirement age under this plan is 65; however, retirement before age 65 can be elected under certain conditions.

   Under the Lucent Management Pension Plan, annual pensions are computed on an adjusted

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

career average pay basis. The adjusted career average pay formula is the sum of
(a) 1.6% of the average annual pay for the six years ending December 31, 1992, times the number of years of service prior to January 1, 1993, plus (b) 1.6% of pay subsequent to December 31, 1992. Only the base salary is taken into account in the formula used to compute pension amounts.

   Federal laws place limitations on pensions that may be paid from the pension trust related to the Lucent Management Pension Plan. Pension amounts based on the Lucent Management Pension Plan formula which exceed the applicable limitations will be paid as an operating expense.

   The Company also maintains the Lucent Non-Qualified Pension Plan. Under the plan, annual pensions for Messrs. McGinn, Marx, Stanzione and Ms. Russo, and other officers are computed based primarily on actual annual bonus awards under the Company's Short Term Incentive Plan. Pension benefits under this plan will generally commence at the same time as benefits under the Lucent Management Pension Plan. The annual pension amounts payable under this plan are equal to the greater of the amounts computed under the Basic, Alternate or Alternate Minimum Formulas described below.

Basic Formula:

   The sum of (a) 1.5% of the average of the actual annual bonus awards for the three-year period ending December 31, 1989, times the number of years of service prior to January 1, 1990, plus (b) 1.6% of the actual annual bonus awards subsequent to December 31, 1989.

Alternate Formula:

   The excess of (a) 1.7% of the adjusted career average pay, over (b) 0.8% of the covered compensation base, times years of service to retirement, minus the benefit calculated under the Lucent Management Pension Plan formula (without regard to limitations imposed by the Internal Revenue Code). For purposes of this formula, adjusted career average pay is determined by dividing the sum of the employee's total adjusted career income by the employee's actual term of employment at retirement. Total adjusted career income is the sum of (A) and
(B), where (A) is the sum of (i) the employee's years of service prior to January 1, 1993, multiplied by the employee's average annual compensation (within the meaning of the Lucent Management Pension Plan) for the three-year period ending December 31, 1992, without regard to the limitations imposed by the Internal Revenue Code, plus (ii) the employee's years of service prior to January 1, 1990, multiplied by the average of the employee's actual annual bonus awards for the three-year period ending December 31, 1989, and (B) is the sum of the employee's actual compensation (within the meaning of the Lucent Management Pension Plan) after December 31, 1992, without regard to the limitations imposed by the Internal Revenue

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

Code, and actual annual bonus awards subsequent to December 31, 1989. The covered compensation base used in this formula is the average of the maximum wage amount on which an employee was liable for social security tax for each year beginning with 1962 and ending with 1996. In 1996, the covered compensation base was $27,600.

   In 1993, an Alternate Minimum Formula ("AMF"), applicable to active officers with five years of service who were participants in the AT&T predecessor plan to the Lucent Non-Qualified Pension Plan as of December 31, 1993, was established. The annual pension amount payable under the AMF is equal to the greater of the amounts computed under formulas A and B plus an additional percent increase factor as described below:

Formula A:

   The sum of (a) 1.5% of the average of the total compensation for the three-year period ending December 31, 1992, times the number of years of service prior to January 1, 1993, plus (b) 1.6% of the total compensation from January 1, 1993, to December 31, 1993. For purposes of this Formula A, total compensation shall be base salary plus actual annual bonus awards. The pension amounts resulting from this Formula A will be reduced to reflect retirements prior to age 55.

Formula B:

   The excess of (a) 1.7% of the adjusted career average pay, over (b) 0.8% of the covered compensation base, times years of service to December 31, 1993. For purposes of this Formula B, adjusted career average pay is determined by dividing the sum of the employee's total adjusted career income used for purposes of Formula A, by the employee's actual term of employment to December 31, 1993. The covered compensation base used in this Formula B is the average of the maximum wage amounts on which an employee was liable for social security tax for each year beginning with 1959 and ending with 1993. In 1993, the covered compensation base was $22,800. The pension amounts resulting from this Formula B will be reduced to reflect retirements prior to age 60.

   An additional percent increase factor based on age and service is applied to the pension amount resulting from the higher of Formula A or B. The total AMF pension results in a fixed benefit and such amount is reduced by the amount payable under the Lucent Management Pension Plan. Pensions resulting from the AMF will be payable under the Lucent Non-Qualified Pension Plan.

   Pension amounts under either the Lucent Management Pension Plan formula or the Lucent Non-Qualified Pension Plan are not subject to reductions for social security benefits or other offset amounts. If Messrs. McGinn, Marx, Stanzione and Ms. Russo continue in the positions given above and retire at the

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

normal retirement age of 65, the estimated annual pension amounts payable under the Lucent Management Pension Plan formula and the Lucent Non-Qualified Pension Plan would be $650,800; $530,651; $403,500; and $437,300, respectively. Amounts shown are straight-life annuity amounts not reduced by a joint and survivorship provision which is available to these officers named. Mr. Schacht, based on age at hire and current mandatory retirement practices, would have insufficient service to vest in any Company qualified or non-qualified pension plans.

   Certain of the Company's non-qualified executive benefit plans will be supported by a benefits protection grantor trust, the assets of which are subject to the claims of the Company's creditors. In the event of a "Change in Control" or "Potential Change in Control" of the Company (as such terms are defined therein), certain additional funds might be required to be contributed to such trust to support benefits under such plans.

Related Transactions

   During fiscal 1996, the Company had outstanding loans to executive officers as follows: (1) Two executive loans to Mr. Gerald J. Butters, President, North America, Network Systems incurred, respectively, to purchase a residence and to repay a loan from a former employer. The largest aggregate principal amount of such loans during the year were $108,000 and $67,000, respectively, and the outstanding principal balances of such loans as of September 30, 1996 were $80,000 and $40,000, respectively. The loans carry interest rates of 5.19% and 5.21% per annum, respectively, payable annually, and mature in 1999. (2) An executive loan to Mr. Donald K. Peterson, Executive Vice President and Chief Financial Officer, with respect to the purchase of, and secured by a mortgage on Mr. Peterson's residence. The largest aggregate principal amount of such loan during the year was $250,000, and the outstanding principal balance of such loan as of September 30, 1996 was $239,199. The loan carries an interest rate of 3% per annum, matures on March 31, 2006 and is amortized through monthly, level payments of $2,414. (3) Two executive, personal loans to Mr. Richard A. McGinn, President and Chief Operating Officer. The largest aggregate principal amounts of such loans during the year were $800,000 and $119,402, respectively, which were also the respective outstanding principal amounts of the loans as of September 30, 1996. The loans accrue interest equal to the monthly applicable Federal short term rates during their terms. Principal and all accrued interest are payable at the maturity dates of the loans on May 1, 1997 and March 31, 1997, respectively.

            LUCENT NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT

                                OTHER MATTERS
--------------------------------------------------------------------------------


     At the date this Proxy Statement went to press, management does not know of any other matters to be brought before the Meeting other than those referred to above. If any matters which are not specifically set forth in the form of proxy appointment and this Proxy Statement properly come before the Meeting, the persons appointed as proxies will vote thereon in accordance with their best judgment.


   Whether or not you plan to attend the Meeting, please sign, date and return the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States. Or, vote your shares by telephone using the toll-free number on your proxy card.

                                Henry B. Schacht
                                Chairman of the
                                Board and Chief
                                Executive Officer

December 30, 1996

[Logo: Lucent Technologies]
              Bell Labs Innovation

[Recycle symbol]                     PRINTED WITH
                                        SOY INK

This Proxy Statement is printed entirely on recycled and recyclable paper. Soy ink, rather than petroleum-based ink, is used throughout.

                                ADMISSION TICKET
                         Annual Meeting of Shareowners
                      February 19, 1997 10:00 a.m., E.S.T.
                         MEADOWLANDS EXPOSITION CENTER
               (NOTE: THIS IS NOT THE MEADOWLANDS SPORT COMPLEX)

DIRECTIONS:

1) FROM NORTH (RTS. 80 & 95 & GEORGE WASHINGTON BRIDGE):
   Take NJ Turnpike South, when it divides use the Eastern
   Spur, towards the Lincoln Tunnel. Take Exit 17, stay
   right towards Secaucus immediately after paying toll.
   Go straight through traffic light and over bridge. You
   are now on Harmon Meadow Blvd. Go to first light and
   turn onto Plaza Drive. Exposition Center is on your left.   [map of
                                                                directions to
2) FROM SOUTH (NEWARK AIRPORT): Take NJ Turnpike                Expo Center]
   North. When it divides use the Eastern Spur, towards the Lincoln Tunnel. Take Exit 16E, keep left toward Secaucus.
   Go straight through traffic light and over bridge. You are now on Harmon Meadow Blvd. Go to first light and turn right to Plaza Drive. Exposition Center is on your left.

3) FROM LINCOLN TUNNEL: Stay on main road (I495) to
   Rt. 3 West. Do not take the Turnpike. Keep right on Route
   3 to service road. Take 2nd Exit for Millcreek Mall (Mill-creek Drive at Exxon Station). Caldor's and Millcreek Mall will be on your left. At second stop sign turn right to first light. Make a left and Exposition Center is on your left.

4) FROM WEST (RT. 3 EAST): Take Secaucus Exit on right
   (service lane) and exit at Harmon Meadow Blvd. & Plaza at the Meadows. You will be on Harmon Meadow Blvd.
   Go to first light and make a right. Exposition Center is on your left.

5) MASS TRANSPORTATION: Plaza at the Meadows has regular bus service via NJ TRANSIT BUS 320 from NY Port
   Authority Bus Terminal. Busses depart from platform #71.
   Bus 320 also has a stop in front of the Exposition Center to go to the NY Port Authority.

           This ticket admits the named Shareowner(s) and one guest.


Proxy Card                                                      [Lucent logo]

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Henry B. Schacht, Richard A. McGinn and Donald K. Peterson, (the "Proxy Committee") or any of them as proxies, with full power of substitution, to vote as directed all Shares of Lucent Technologies Inc. the undersigned is entitled to vote at the 1997 Annual Meeting of Shareowners of Lucent Technologies Inc. to be held at the Meadowlands
Exposition Center in Secaucus, New Jersey at 10:00 a.m., E.S.T. on Feburary 19, 1997. This Proxy card also provides voting instructions for shares held in BuyDirect(SM) and, if registrations are identical, Shares held in the various employee stock purchase and savings plans as described in the Proxy Statement. This Proxy authorize(s) each to vote at his or her discretion on any other matter that may properly come before the Meeting or any adjournment thereof. If this card contains no specific voting instructions, my (our) Shares will be voted "FOR" election of all nominees for Director.

                   (Continued, and to be signed and dated on the reverse side).


Comments: _______________________________

_________________________________________
                                               LUCENT TECHNOLOGIES INC.
_________________________________________      P.O. BOX 20190
                                               NEWARK, N.J. 07101-9759
_________________________________________

_________________________________________
If you have written in the above space,
please mark the comments notification box on the reverse side.

[proxy card]

[logo]
Lucent Technologies
Bell Labs Innovations


Dear Shareowner:

   Lucent Technologies Inc. offers you a new and convenient way to vote your Shares. By following the simple instructions below, your vote can now be captured over the telephone. We encourage you to take advantage of this new feature, which eliminates the need to return the proxy card.

                         TELEPHONE VOTING INSTRUCTIONS

[bullet] On a Touch-Tone Telephone -- Call 1-800-293-5876 24 hours per day, 7 days a week.

You will hear these instructions:

_______________________________________________________________________________
|                                                                              |
|  Press 1 to vote FOR all nominees, or press 9 to WITHHOLD for all nominees.  |
|______________________________________________________________________________|

Your vote will be confirmed and cast as you directed.

HOWEVER, if you wish to withhold authority to vote for an individual nominee, you must do so by marking the Exceptions box, and writing the nominee(s) name in the space provided. Please make sure that you sign, date, and return the proxy card in the envelope provided.

                         ______________________________________________________
                         |                                                     |
                         |       If you vote by telephone, there is no         |
                         |          need to mail back your proxy.              |
                         |              THANK YOU FOR VOTING                   |
                         |_____________________________________________________|

                         ______________________________________________________
                         |                                                     |
                         |                                                     |
                         |                                                     |
                         |                                                     |
                         |_____________________________________________________|

[triangle] DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE [triangle]

     __________     ____________________
     |         |    |                   |                             Proxy Card
     |_________|    |___________________|                             ----------
                         PIN NUMBER

(The Board of Directors recommends a vote "FOR")

1. ELECTION OF DIRECTORS
   The Board of Directors recommends a vote "FOR" the nominees listed below:

FOR all nominees         WITHHOLD AUTHORITY to vote         *EXCEPTIONS
listed below.     [ ]    for all nominees listed below. [ ]             [ ]

Nominees:  CARLA A. HILLS, DREW LEWIS, DONALD S. PERKINS

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions ___________________________________________________________________


If you do not wish to receive an Annual      To include any comments please mark
Report for this account, please mark         this box and use reverse side. [ ]
this box.                [ ]

I plan to attend                             To change your address please mark
the Annual Meeting.      [ ]                 this box and correct at left.  [ ]


           Please sign exactly as name or names appear on this proxy.
     When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, give full title. If more than one trustee, all should sign.

                    Dated: ________________________________, 19________


                    ___________________________________________________
                              Signature of Shareowner

                    ___________________________________________________

                    Votes MUST be indicated
                    (x) in Black or Blue Ink.   [X]



                         |
                         |
_________________________|



Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.